                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No. ___)


Filed by the Registrant   [ ]

Filed by a Party other than the Registrant   [ x ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                     SATELLITE INFORMATION SYSTEMS COMPANY
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

           Neuman & Cobb, 1507 Pine Street, Boulder, Colorado  80302
           ---------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies: _____
     2)   Aggregate number of securities to which transaction applies: ________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______
     4)   Proposed maximum aggregate value of transaction: ____________________
     5)   Total fee paid: _____________________________________________________

[ ]  Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ________________________________________
     2)   Form, Schedule or Registration Statement No.: __________________
     3)   Filing Party: __________________________________________________
     4)   Date Filed: ____________________________________________________

                    SATELLITE INFORMATION SYSTEMS COMPANY

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 13, 1997


The Annual Meeting of Shareholders of Satellite Information Systems Company ("SISCOM" or the "Company") will be held at 7464 Arapahoe Avenue, Suite B-17, Boulder, Colorado 80303, on January 13, 1997 at 11:00 o'clock a.m. Mountain Standard Time, for the purpose of considering and voting upon the following:

   1. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

   2. To increase the number of shares which may be issued pursuant to the exercise of options granted under the Company's 1994 Stock Incentive Plan by an additional 500,000 shares.

   3. To approve and adopt an amendment to the Company's Articles of Incorporation changing its name to "SISCOM, Inc."

   4. Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of SISCOM common stock of record at the close of business on December 6, 1997 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended June 30, 1996, will be mailed to shareholders concurrently with the mailing of the Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTION ON THE PROXY FORM.

                                        SATELLITE INFORMATION SYSTEMS COMPANY



                                        -------------------------------
                                        Robert D.S. Turner, Secretary

                     SATELLITE INFORMATION SYSTEMS COMPANY

                       7464 Arapahoe Avenue, Suite B-17
                            Boulder, Colorado 80303

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished to the Shareholders of Satellite Information Systems Company (respectively, the "Shareholders" and the "Company" or "SISCOM") in connection with the solicitation by the Company of proxies to be used at the Annual Meeting of Shareholders on January 13, 1997 (the "Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Meeting and, where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted FOR the election of five (5) Directors of the Company, FOR the proposal of the Company's Board of Directors to increase the number of shares which may be issued pursuant to the exercise of options granted under the Company's 1994 Stock Incentive Plan ("1994 Plan") by an additional 500,000 shares, FOR the approval and adoption of an amendment to the Company's Articles of Incorporation changing its name to "SISCOM, Inc.", and according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Meeting or any adjournment thereof.

     ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

     This Statement is being mailed on or about December 13, 1996, to Shareholders eligible to vote at the Meeting. Concurrently with the mailing of this Statement, the Company is furnishing to Shareholders its Annual Report for its fiscal year ended June 30, 1996.

     The Company is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Shareholders and brokers by one or more of the Directors or by Officers or employees of the Company. The Company may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations, hence it cannot identify any parties or estimate the cost of such solicitation.

     Only Shareholders of record as of the close of business on December 6, 1996 (the "Record Date"), will be entitled to vote at the Meeting. Representation of a majority of the Company's shares of common stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares represented at the Meeting shall decide the proposals to be voted upon at the Meeting. As of the Record Date, the Company had outstanding 5,067,687 shares of common stock ("shares"), with each share being entitled to one vote.

     I.   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS.

     The following table sets forth, as of the date of this Proxy Statement, and as adjusted for the sale of Option Stock, the stock ownership of each person known by the Company to be the beneficial owner of five (5%) percent or more of the Company's Common Stock, no par value, all Directors and Officers individually and all Directors and Officers of the Company as a group. Each person has sole voting and investment power with respect to the shares shown, except as noted.

                                           Shares Beneficially Owned
     Name & Address                     -------------------------------
   of Beneficial Owner                   Number             Percent (1)
--------------------------------        ---------           -----------


Michael J. Ellis (2)
7464 Arapahoe Avenue, Suite B-17
Boulder, Colorado  80303                1,187,161              12.6%

C.M. Capital Corporation
525 University Ave., Suite 1500
Palo Alto, California  94301             700,000               7.7%

Steven M. Bathgate (3)(4)
6300 S. Syracuse Way, Suite 430
Englewood, Colorado  80111               720,000               7.6%

Eugene C. McColley (4)(5)
6300 S. Syracuse Way, Suite 430
Englewood, Colorado  80111               540,000               5.8%

Robert D.S. Turner (6)
7464 Arapahoe Avenue, Suite B-17
Boulder, Colorado  80303                 143,667               1.6%

Mark S. Boledovich (7)
7464 Arapahoe Avenue, Suite B-17
Boulder, Colorado  80303                 304,167               3.3%

Maxim C.W. Webb (8)
875 Prospect Street, Suite 301
La Jolla, California 92037              4,000,000              44.1%

John R. Hart (8)
875 Prospect Street, Suite 301
La Jolla, California 92037              4,000,000              44.1%

All Officers and Directors
as a Group (5 Persons)                  5,634,995              58.7%

---------------

(1) Shares not outstanding but beneficially owned by virtue of the individuals' right to acquire them as of the date of this Proxy Statement, or within sixty (60) days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent of the class owned by the group.

(2) Includes Incentive Stock Options exercisable to acquire up to 333,333 shares and 50,000 shares of the Registrant's Common Stock at exercise prices of $.22 and $.374 per share respectively. Does not include
     Incentive Stock Options exercisable to acquire up to 500,000 shares and 100,000 shares of the Registrant's Common Stock at an exercise price of $.22 and $.374 per share respectively, which are subject to future vesting.

(3) Includes 40,000 shares of Common Stock and Common Stock Purchase Warrants exercisable to acquire up to 40,000 shares of Common Stock at $1.00 per share held of record by the Bathgate Family Partnership, of which Mr.
     Bathgate is a general partner, and, as such would be deemed to exercise voting and investment control with respect to shares owned by the Partnership. Also includes 100,000 shares of Common Stock and Common
     Stock Purchase Warrants exercisable to acquire up to 100,000 shares of Common Stock at an exercise price of $1.00 per share held of record by Margaret Bathgate, Mr. Bathgate's wife, and Common Stock Purchase Warrants exercisable to acquire up to 100,000 shares of Common Stock at an exercise price of $1.00 per share held of record by Mr. Bathgate.

(4) Includes 120,000 shares of the Registrant's Common Stock and warrants exercisable to purchase 120,000 shares of Common Stock beneficially owned by Kiawah Partners, a Colorado general partnership in which Mr. Bathgate and Mr. McColley are each 50% general partners. Mr. Bathgate and Mr.
     McColley each disclaim beneficial ownership of 60,000 shares of Common
     Stock and warrants exercisable to purchase 60,000 additional shares of Common Stock owned by Kiawah Partners for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

(5)  Includes Common Stock Purchase Warrants exercisable to acquire up to
     150,000 shares of Common Stock at an exercise price of $1.00 per share.

(6) Includes Incentive Stock Options exercisable to acquire up to 16,667 shares and 27,000 shares of the Registrant's Common Stock at exercise prices of $.20 and $.34 per share respectively. Does not include
     Incentive Stock Options exercisable to acquire up to 25,000 and 54,000 shares of the Registrant's Common Stock at an exercise price of $.20 and $.34 per share respectively, which are subject to future vesting.

(7) Includes Incentive Stock Options exercisable to acquire up to 66,667 shares and 37,500 shares of the Registrant's Common Stock at exercise prices of $.20 and $.34 per share respectively. Does not include
     Incentive Stock Options exercisable to acquire up to 100,000 and 75,000 shares of the Registrant's Common Stock at an exercise price of $.20 and $.34 per share respectively, which are subject to future vesting.

(8) Consists of 4,000,000 shares of the Company's Convertible Preferred Stock beneficially owned by Global Equity Corporation, a Canadian corporation
     ("Global"). Messrs. Webb and Hart currently serve as executive officers of Global, and Mr. Hart also serves as a director of Global, and, as such, both would be deemed to exercise voting and investment control with respect to the shares of Preferred Stock owned by Global. Messrs. Webb and Hart each disclaim beneficial ownership of the shares of Preferred
     Stock owned by Global for purposes of Section 16 of the Securities
     Exchange Act of 1934, as amended.


     II.  ELECTION OF DIRECTORS.

     The Directors have voted to nominate five (5) Directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Company. All of the nominees are currently Directors of the Company.

     The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

             Name                  Age                  Position
     -------------------           ---           -------------------------

     Michael J. Ellis              49            Chairman of the Board,
                                                 President and CEO

     Robert D. S. Turner           56            Director, Secretary and
                                                 Director of Marketing

     Mark S. Boledovich            43            Director, V.P. of Field
                                                 Operations

     Maxim C.W. Webb               35            Director

     John R. Hart                  37            Director

---------------

          MICHAEL J. ELLIS.
          ----------------
          Mr. Ellis has been Chairman of the Board, President and Chief Executive Officer of the Company since February, 1985. Mr. Ellis was a founder and the President of DI-SYS, Ltd., a wholly owned subsidiary of the Company from December, 1982 to February, 1985.

          ROBERT D.S. TURNER.
          ------------------
          Mr. Turner joined the Company as Director of Marketing in February, 1990. On August 24, 1990, he was elected Secretary of the Company. Prior to joining SISCOM, from January, 1989 to February, 1990, Mr. Turner had been Branch Manager of Structural Dynamics Research Corporation, Englewood,
Colorado, a manufacturer of computer software.   From February, 1982 to
December, 1988, Mr. Turner was Western Regional Manager - Federal Sales, for Calma Company, a wholly owned subsidiary of General Electric, engaged in the design, manufacture and sale of high performance graphic systems.

          MARK S. BOLEDOVICH.
          ------------------
          Mr. Boledovich was with DI-SYS, Ltd., a wholly owned subsidiary of SISCOM, since September, 1984, and became Vice President of Field Operations for SISCOM in November, 1986. For four (4) years prior to joining the Company, he was Operations Manger for TENTIME, a computer timesharing service bureau.

          JOHN R. HART.
          ------------
          Mr. Hart was appointed to the Company's Board of Directors in November, 1996, in conjunction with the Global Equity Corporation transaction described below. After graduating from Pomona College in 1982 with a B.A. degree in Economics, he began his investment career with a firm which was a pioneer in developing computerized analytical systems for portfolio management and trading. This led to an partnership in the investment banking firm of Detwiler, Ryan & Company, a partnership that specialized in providing merger and acquisition advice and institutional portfolio management consultation services. Mr. Hart is President, CEO, and a Director of PICO Holdings, Inc., a publicly traded corporation listed on the Nasdaq National Market System, as well as various subsidiaries of PICO Holdings, Inc.; President, CEO and a Director of Global Equity Corporation, a publicly traded corporation listed on the Toronto Stock Exchange and the Montreal Exchange; Director of Resource America, Inc., a publicly traded corporation listed on the Nasdaq National Market System; and a Director of PC Quote, Inc., a publicly traded corporation listed on the American Stock Exchange.

          MAXIM C.W. WEBB.
          ---------------
          Mr. Webb was appointed to the Company's Board of Directors in November, 1996, in conjunction with the Global Equity Corporation transaction. Mr. Webb currently serves as a Senior Investment Analyst with Global Equity Corporation (f/k/a The Ondaatje Corporation), a Canadian corporation having its principal offices in Toronto, Ontario, Canada. Mr. Webb joined Global Equity Corporation in 1993, and was initially responsible for setting up the Global Equity Corporation's Asian corporate finance activities. Prior to joining Global Equity Corporation, he worked for KPMG Peat Marwick in its London and Toronto offices with responsibilities for managing a variety of client merger and acquisition, corporate disposal and due diligence assignments. Mr. Webb graduated with a degree in Zoology from London University in 1982 and qualified as a Chartered Accountant in 1987.

     Each Director will be elected to serve until the next Annual Meeting of Shareholders in 1997 or until a successor is duly elected and qualified.

     During the fiscal year ended June 30, 1996 ("fiscal 1996"), five (5) meetings of the Board of Directors were held, including regularly scheduled and special meetings. All incumbent directors attended at least 75% of the Board meetings. Outside Directors were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director. Additionally, in consideration of their agreement to serve as members of the Company's Board of Directors during fiscal 1996, two (2) former Board members were each given non-qualified stock options exercisable to purchase 25,000 shares of Common Stock at an exercise price of $.34 per share. Other than the foregoing, during the fiscal year ended June 30, 1996, no director received any additional compensation or remuneration in connection with his services as a member of the Company's Board of Directors.

     During the fiscal year ended June 30, 1996, the Company did not have standing Audit, Compensation or Nominating Committees of the Board of Directors. However, during fiscal 1997, the Company plans to form Audit and Compensation Committees of the Board of Directors. No member of the Audit Committee will receive any additional compensation for his service as a member of that Committee. The Audit Committee will be responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee will oversee the external audit coverage, including the annual nomination of the independent public accountants, review accounting policies and policy decisions, review the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, review with Management the Management's Discussion and Analysis section of the Annual Report, review the letter of Management Representations given to the independent public accountants, meet privately with the independent public accountants to discuss all pertinent matters, and report regularly to the Board of Directors regarding its activities.

     No member of the Compensation Committee will receive any additional compensation for his service as a member of that Committee. The Compensation Committee will be responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management incentive compensation plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of incentive stock options to key employees under the Company's Incentive Stock Plan, and reporting regularly to the Board of Directors with respect to its recommendations.

     The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of Shareholders. Each executive officer will hold office until his successor is duly elected and qualified, until his resignation or until he is be removed in the manner provided by the Company's ByLaws.

     There were no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. Likewise, with the exception of the appointment of Messrs. Webb and Hart to the Board of Directors pursuant to the terms of the agreement with Global Equity Corporation described below, no other arrangements or understandings exist between any director or executive officer and any other person pursuant to which any director or executive officer was elected as such.

     None of the foregoing Directors or executive officers has, during the past five years:

     (1) Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (2) Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

     (3) Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and/or

     (4) Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

          AGREEMENT WITH GLOBAL EQUITY CORPORATION
          ----------------------------------------
          On September 12, 1996, the Company entered into an agreement to sell 4,000,000 shares of newly issued convertible preferred stock (the "Preferred Shares") to Global Equity Corporation ("Global") for $1,000,000. As part of the sale of the Preferred Shares, and so long as Global owns any Preferred Shares, the Company has agreed to take all necessary action to establish the size of its Board of Directors at five (5) directors and to take all necessary and appropriate action to elect or appoint to the Company's Board of Directors two representatives designated by Global. Following consummation of the sale of the Preferred Shares, Global designated Messrs. Webb and Hart as its representatives. Messrs. Webb and Hart were thereafter appointed to the Company's Board of Directors effective November 13, 1996, and have been nominated to serve as members of the Company's Board of Directors during fiscal 1997. Mr. Webb is currently Senior Investment Analyst for Global, and Mr. Hart currently serves as Global's President and CEO.

     III. LEGAL PROCEEDINGS.

     As of the date of this Proxy Statement, there exist no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.

     IV.  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires any person who owns more than ten percent (10%) of any class of any equity security which is registered pursuant to Section 12 of the Exchange Act, or who is a director or an officer of the issuer of such security, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater than ten-percent shareholders are also required by SEC regulation to furnish the issuer of such securities with copies of all Section 16(a) reports filed.

     Specific due dates for these reports have been established and the Company is required to report any failure to file by these dates during the last fiscal year. All of these filing requirements were satisfied by the Company's directors, officers and 10% holders except for one director whose annual report was filed one (1) day late. In making these statements, the Company has relied on the written representation of its directors and officers or copies of the reports that they have filed with the Commission, with copies to the Company.

     V.   EXECUTIVE COMPENSATION.

     The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

                                                    TABLE 1
                                          SUMMARY COMPENSATION TABLE
                                                                Long Term Compensation
                                                                 ----------------------------------
                                    Annual Compensation(1)              Awards              Payouts
                                  --------------------------     ---------------------      -------
                                                      Other                                             All
                                                     Annual      Restricted                            Other
Name and                                             Compen-        Stock                    LTIP     Compen-
Principal                         Salary    Bonus    sation       Award(s)    Options/      Payouts   sation
Position                 Year       ($)      ($)     ($)(2)          ($)        SARs          ($)       ($)
---------------         -------  --------   -----   ---------    ----------   --------      -------   ------

Michael J. Ellis          1996     90,000     -0-       -0-         -0-         -0-           -0-       -0-
Chairman,
President,                1995     90,000     -0-       -0-         -0-         -0-           -0-       -0-
and CEO
                          1994     90,000     -0-       -0-         -0-         -0-           -0-       -0-
---------------

(1) All executive officers of the Company participate in the Company's group health insurance plan. However, no executive officer received perquisites and other personal benefits which, in the aggregate, exceeds the lesser of either $50,000 or 10% of the total annual salary and bonus paid during the respective fiscal years.


1985 AND 1988 QUALIFIED AND 1987 NON-QUALIFIED STOCK OPTION PLANS
-----------------------------------------------------------------

     The Company has two (2) qualified stock option plans (the "1985 and 1988 Plans") and a non-qualified stock option plan (the "1987 Plan") for the benefit of the Company's officers, directors and key employees. Under the 1985 and 1988 Plans, 389,443 shares of the Company's common stock are available for possible issuance. Under the 1987 Plan 190,000 shares of the Company's common stock are available for possible issuance. The 1985 Plan expired in November, 1995 and includes 259,443 reserved shares. The 1988 Plan expires in November, 1998 and includes 130,000 reserved shares. Grants under the Plans are to be issued at the fair market value of the shares on the date of grant. In prior years, 32,500 options were granted pursuant to the 1987 Plan, all of which subsequently expired unexercised.

     In June, 1993 and June, 1994, the Board of Directors granted non-qualified stock options to two (2) director/employees and one (former) employee, exercisable to purchase an aggregate of 300,000 and 50,000 shares of the Company's Common Stock at exercise prices of $.02 and $.20 per share, respectively. The options granted to the two (2) director/employees were exercised during March, 1995. The 50,000 options granted to the former employee remain unexercised as of the date of the Proxy Statement.

     In July, 1994, the Company appointed an outside director to the Company's Board of Directors at which time the Company granted non-qualified stock options to this director exercisable to purchase 20,000 shares of common stock at an exercise price of $.20 per share. The options have a term of five years and are currently exercisable. As of the date of this Proxy Statement, these options have not been exercised.

     In December, 1994, the Company appointed an outside director to the Company's Board of Directors at which time the Company granted non-qualified stock options to this director exercisable to purchase 20,000 shares of common stock at an exercise price of $.20 per share. The options have a term of five years and are currently exercisable. As of the date of this Proxy Statement, these options have not been exercised.

     In December, 1994, the Company retained a third party consultant to serve as a business advisor at which time the Company granted non-qualified stock options to this individual exercisable to purchase 20,000 shares of common stock at an exercise price of $.20 per share. The options have a term of five years and are currently exercisable. As of the date of this Proxy Statement, these options have not been exercised.

     In fiscal 1995, the Company granted non-qualified stock options exercisable to purchase up to 300,000 shares of common stock at an exercise price of $.20 per share. Included in these options were options exercisable to acquire up to 40,000 shares each that were granted to two (2) directors. The options have a term of five years, and, of these options, approximately 193,000 are currently exercisable, with the balance vesting over the next two (2) years.

     During fiscal 1996, the Company granted non-qualified stock options exercisable to purchase up to 157,500 shares of common stock at exercise prices ranging from $.28 to $.50 per share, including options exercisable to acquire up to 50,000 shares of common stock granted to directors of the Company, and options exercisable to acquire up to 75,000 shares granted to a former officer of the Company. All the options have a term of five years and, as of the date of this Proxy Statement, 142,500 remain exercisable. In July 1996, the Company authorized the issuance of options exercisable to acquire an additional 120,000 shares at $.34 per share to a consultant, which will expire in July 1999.

1989 QUALIFIED STOCK PURCHASE PLAN
----------------------------------

     In 1989, the Company adopted an Employee Qualified Stock Purchase Plan (the "1989 Plan"). All full time employees of the Company who have completed six (6) months of employment and own less than five percent (5%) of the Company's common stock are eligible to participate in the 1989 Plan. The 1989 Plan makes available to eligible employees who elect to participate through payroll deductions 60,000 shares of the Company's authorized but unissued shares of common stock. As of the date of this Proxy Statement, 2,000 of these shares had been purchase under the 1989 Plan. The purchase price of the common stock purchased under the 1989 Plan is equal to eighty-five percent (85%) of the average of the high and low trading prices of the Company's common stock on the first or last business days of a six-month subscription period, whichever is lower.

1994 STOCK INCENTIVE PLAN
-------------------------

     On October 24, 1994, the Board of Directors of the Company approved and adopted a Stock Incentive Plan (the "1994 Plan"), subject to shareholder approval. In October, 1995, the shareholders of the Company ratified and approved the adoption of the 1994 Plan. Pursuant to the terms of the 1994 Plan, the Company's Board of Directors is authorized to issue options for the purchase of up to 1,000,000 shares of the Company's Common Stock to officers, employees, former employees and consultants of the Company and its subsidiaries. Options granted under the 1994 Plan to eligible participants may take the form of Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which do not qualify as ISOs (Non-Qualified Stock Options or "NQSOs"). The exercise price of an ISO may not be less than 100% of the fair market value of the shares of the Company's Common Stock (or 110% of the fair market value if granted to a person who owns 10% or more of the Company's outstanding shares) on the date of grant. The exercise price of a NQSO may be set by the 1994 Plan Administrator. The exercise price under any option will be adjusted as provided in the 1994 Plan to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares. Fair market value of the Company's Common Stock is defined in the 1994 Plan as the closing sale price of the Common Stock on the Philadelphia Exchange or any securities exchange on which the shares of Common Stock are then listed. As required by Section 422 of the Code, the aggregate fair market value (as defined in the Company Stock Incentive Plan) of the Company's Common Stock (determined as of the date of grant of the ISO) with respect to which ISOs granted to an employee are exercisable for the first time in any calendar year may not exceed $100,000. The foregoing limitation does not apply to NQSOs.

     Rights to purchase shares of the Company's Common Stock may be offered under the 1994 Plan at a purchase price to be determined by the Administrator. The agreements relating to purchase rights may contain such provisions designed to provide incentive to the grantees as the Administrator may from time to time determine to be appropriate, including vesting provisions granting to the Company the right to repurchase the shares subject to a purchase right at the initial purchase price upon the termination of the employment or services of the grantee prior to the vesting date or dates provided in the agreement.

     Either the Board of Directors (provided that a majority of directors are "disinterested") can administer the 1994 Plan, or the Board of Directors may designate a committee comprised of directors meeting certain requirements to administer the 1994 Plan. The Administrator will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards.

     The Administrator may interpret the 1994 Plan and may at any time adopt such rules and regulations for the 1994 Plan as it deems advisable. The Board may at any time amend or terminate the 1994 Plan and change its terms and conditions, except that, without stockholder approval, no such amendment may
(a) increase the maximum number of shares as to which awards may be granted under the 1994 Plan, except for adjustments to reflect stock dividends or other recapitalizations affecting the number or kind of outstanding shares, (b) materially increase the benefits accruing to 1994 Plan participants, or (c) materially change the requirements as to eligibility for participation in the 1994 Plan.

     As of June 30, 1996, incentive stock options to purchase 1,260,000 shares of Common Stock were outstanding and unexercised, having an average exercise price of $.266 per share. Included in said options are options granted to employees of the Company in June 1996, exercisable to purchase, in the aggregate, 500,000 shares of common stock at exercise prices ranging from $.340 to $.374 per share, including options granted to the Company's President to purchase 100,000 shares at an exercise price of $.374 per share. As these grants are in excess of the amount reserved for issuance under the 1994 Plan, the Board of Directors is proposing that an additional 500,000 shares be authorized to be issued pursuant to the exercise of options granted under the 1994 Plan (SEE ITEM 6 BELOW). If approval is not obtained, such options will remain outstanding as non-qualified stock options.

     The following table sets forth certain information concerning the exercise of incentive stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options on an aggregated basis:

                                                    TABLE 2

                              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                         AND FY-END OPTION/SAR VALUES
                             ----------------------------------------------------
                                                                                          Value of
                                                                     Number of           Unexercised
                                                                    Unexercised         In-the-Money
                                                                   Options/SARs         Options/SARs
                                                                   at FY-End (#)      at FY-End ($) (1)

                        Shares Acquired       Value Realized        Exercisable         Exercisable/
Name                    on Exercise (#)             ($)           (Unexercisable)       Unexercisable
----------------        ---------------       --------------      ---------------     -----------------

Michael J. Ellis              -0-                  $-0-              383,333/            $65,000(2)
                                                                     (216,667)
---------------

(1) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options.


(2) Mr. Ellis has options exercisable to acquire 500,000 and 100,000 shares of Common Stock at $.22 and $.374 per share respectively. The fair market value of the securities underlying Mr. Ellis' options at fiscal year end was $.35 per share based upon the average of the closing bid and ask prices of the Common Stock as quoted on the OTC Electronic Bulletin Board. Accordingly, at fiscal year end, Mr. Ellis' options were worth $0.13 and $0.00 per share respectively or $65,000 in total.

     VI.  1994 STOCK INCENTIVE PLAN - ADDITIONAL SHARES.

     The Board of Directors of the Company has determined that, in order to be able to provide additional incentive to the Company's management employees, it is in the best interest of the Company and its stockholders that an additional 500,000 shares be authorized to be issued pursuant to the exercise of options granted under the 1994 Plan. Section XVIII of the Plan, Section 422 of the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended, each require that any increase in the aggregate number of shares which may be issued under the 1994 Plan be approved by a majority of the stockholders of the Company at a regular or special meeting of the stockholders called for that purpose.

     For the reasons stated above, the Company recommends a vote FOR approval of the proposal to increase by 500,000 shares the total number of shares which may be issued pursuant to options granted under the 1994 Plan.

     VII. AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME.

     The Company was initially incorporated under the laws of the State of Colorado on September 29, 1982 under the name Stockwatch International, Inc. The Company changed its name to Satellite Information Systems Corp. on December 10, 1982, and thereafter to Satellite Information Systems Company on March 17, 1983. Notwithstanding the foregoing, the Company is predominately known throughout the industry as, and primarily does business under the name, "SISCOM".

     Management has proposed that the shareholders of the Company approve and adopt an amendment to the Company's Articles of Incorporation changing the Company's name to "SISCOM, Inc.".

     CHANGE IN NAME.
     --------------

     In view of the fact that the Company is known in the industry as, and primarily does business under the name SISCOM, management believes that it is appropriate for the Company to amend its Articles of Incorporation, changing
the Company's name to SISCOM, Inc.   Management has checked with the Colorado
Secretary of State and has determined that the name "SISCOM, Inc." is available.

     VOTES REQUIRED.
     --------------

     The approval and adoption of Amended Articles will require the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

     MANAGEMENT RECOMMENDATION.
     -------------------------

     The Board of Directors has concluded that the proposed Amended Articles are in the best interest of the Company's shareholders and unanimously recommends that the shareholders approve this proposal at the Annual Meeting.

     VIII.     TRANSACTIONS WITH MANAGEMENT AND OTHERS.

     C.M. CAPITAL CORPORATION TRANSACTION
     ------------------------------------

     In October 1991, the Company entered into a transaction with C.M. Capital Corporation ("C.M. Capital") pursuant to which C.M. Capital loaned the Company approximately $230,000, of which $170,000 was used to repay a note payable to a bank. In consideration for this loan, the Company issued to C.M. Capital a warrant exercisable through October 1996 to purchase 660,000 shares of Common Stock at $.15 per share (the "C.M. Capital Warrant"). The Company valued this warrant at $20,000, which has resulted in interest expense at approximately 15% on the balance outstanding under this note during 1993 and 1994. The note was fully repaid during 1994. In 1993, this entity purchased 500,000 shares of common stock for $.02 a share. At this time, the Board of Directors of the Company considered several factors in its determination of the fair market value of the Company's restricted Common Stock. Those factors included (i) the absence of a liquid trading market for the Company's Common Stock, (ii) the continued substantial doubt as to the ability of the Company to continue as a going concern, (iii) the lack of profitable operating history of the Company,
(iv) the magnitude of the Company's working capital deficit, and (v) the restricted nature of the shares. Accordingly, the Board of Directors determined $.02 to be the market value of a share of the Company's Common Stock. In April, 1994, the Company and C.M. Capital agreed in principle to exchange the C.M. Capital Warrant for 200,000 shares of the restricted Common Stock of the Company. Documents effecting the exchange were formally executed in December, 1994. All of the securities issued to C.M. Capital were taken for investment and were subject to appropriate transfer restrictions were issued without registration under the Securities Act of 1933 (the "Act") in reliance upon the exemption provided in Section 4(2) of the Act. These securities are "restricted securities" and may only be resold pursuant to a subsequent registration under the Act or an exemption from those registration requirements, including Rule 144 thereunder.

     FORMATION OF EMSI, INC.
     -----------------------

     In February, 1995, the Company formed a subsidiary corporation. The new venture, Event Marketing Systems International, Inc. ("EMSI, Inc."), markets software and hardware products to the sports industry. EMSI, Inc. is owned 80% by SISCOM and 20% by four individuals. The four individual owners include Michael J. Ellis, who is also the president and founder of SISCOM, Cord Periera, who is executive vice president of Diamond Sports, Douglas Piper, co-founder and president of S.R.O Partners, and Kenneth Wilson, president of Wilson Sports Marketing.

     GLOBAL EQUITY CORPORATION TRANSACTION
     -------------------------------------

     On September 12, 1996, the Company entered into an agreement to sell 4,000,000 shares of newly issued convertible preferred stock ("Preferred Shares") to Global Equity Corporation ("Global") for $1,000,000 (the "Global Agreement"). The Company is obligated to pay a 7% non-cumulative annual dividend on all of the outstanding Preferred Shares. Each of the Preferred Shares is convertible into a share of the Company's common stock on a one-for-one basis commencing the earlier of (i) one year from the date of issuance or
(ii) the effective date of a registration statement registering for sale the shares of common stock issuable upon conversion of the Preferred Shares, and ending three years from the date of issuance. Pursuant to the terms of the Global Agreement, the Company has agreed that no dividends will be paid on the Company's existing common stock, no distributions will be made on the Company's common stock, and no shares of the Company's common stock will be redeemed, retired, or otherwise acquired for valuable consideration until all declared dividends on the Preferred Shares have been paid or the Company has set aside a sufficient amount to pay them. The holders of Preferred Shares have voting rights that are identical to the voting rights of holders of common stock. The Company will use the proceeds to accelerate development of new software products, to develop new markets for its products and for working capital purposes. As of the date of this Proxy Statement, the sale of the Preferred Shares has been consummated and the Company has received the proceeds of $1,000,000.

     Global Equity Corporation (f/k/a The Ondaatje Corporation), is a Canadian corporation having its principal offices in Toronto, Ontario, Canada. As part of the sale of the Preferred Shares, and so long as Global owns any Preferred Shares, the Company has agreed to take all necessary action to establish the size of its Board of Directors at five (5) directors and to take all necessary and appropriate action to elect or appoint to the Company's Board of Directors two representatives designated by Global. Following consummation of the sale of the Preferred Shares, Global designated Messrs. Webb and Hart as its representatives. Messrs. Webb and Hart were thereafter appointed to the Company's Board of Directors effective November 13, 1996, following the voluntary resignations of Charles Powell and Anthony Accetta as directors, and have been nominated to serve as members of the Company's Board of Directors during fiscal 1997. Mr. Webb is currently Senior Investment Analyst for Global, and Mr. Hart currently serves as Global's President and CEO.

     IX.  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     Hein + Associates, CPA, served as the Company's principal accountant for the fiscal year ended June 30, 1996 and is expected to be retained as the Company's principal accountant for the fiscal year ending June 30, 1997. Representatives of Hein & Associates, CPA, are not expected to be present at the Annual Meeting of Shareholders. However, should representatives of Hein & Associates, CPA attend the Annual Meeting of Shareholders, said representatives will have an opportunity to make a statement if they so desire or to respond to appropriate questions.

                                 OTHER MATTERS

     The Company's management is not aware of other matters which may come before the Meeting. The Directors' designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

     A copy of Form 10-KSB, the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing, from the office of the Company at its address noted on this Proxy Statement.


                                        SATELLITE INFORMATION SYSTEMS COMPANY



                                        By:    /s/ Robert D.S. Turner
                                             ---------------------------------
                                               Robert D.S. Turner, Secretary





                              1997 ANNUAL MEETING


     No definitive date for the Annual Meeting of Shareholders in 1997 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 1997 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than March 31, 1997.

                     SATELLITE INFORMATION SYSTEMS COMPANY
                   PROXY SOLICITED ON BEHALF OF THE COMPANY

     The undersigned hereby constitutes and appoints Michael J. Ellis or Robert D.S. Turner (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of Satellite Information Systems Company (the "Company") to be held at the principal executive offices of the Company, 7464 Arapahoe Avenue, Suite B-17, Boulder, Colorado 80303, on January 13, 1997 at 11:00 o'clock a.m. Mountain Standard Time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

     (1)       FOR  _________                WITHHOLD AUTHORITY _________

               To elect all of the nominees listed below:

           Michael J. Ellis, Robert D. S. Turner, Mark S. Boledovich,
                        Maxim C.W. Webb, and John R. Hart

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)
                       ________________________________

     (2)       FOR  ________       AGAINST  ________        ABSTAIN  ________

               To increase the number of shares which may be issued pursuant to the exercise of options granted under the Company's 1994 Stock Incentive Plan by an additional 500,000 shares.

     (3)       FOR ________        AGAINST  ________        ABSTAIN ________

               To approve and adopt an amendment to the Company's Articles of Incorporation changing its name to "SISCOM, Inc."

     (4)       Upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2 AND
ITEM 3 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

                    Date _____________________________________________, 199___

                    __________________________________________________________
                    Name (please type or print)
                    __________________________________________________________
                    Signature
                    __________________________________________________________
                    Signature, if held jointly

     Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.